UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 28, 2015

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure.

On October 28, 2015, Ascena Retail Group, Inc. (the “Company”) hosted an Investor Day and teleconference. The live teleconference and slide presentation were available to the public through a link on the Company’s website. A copy of the slide presentation is furnished herewith as Exhibit 99.1 and a supplemental information package is furnished herewith as Exhibit 99.2, both of which are incorporated by reference herein.

The information in Item 7.01 of this Form 8-K (including all Exhibits filed hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Slide presentation of Ascena Retail Group, Inc. Investor Day held on October 28, 2015.

99.2	Supplemental information package for Ascena Retail Group, Inc. Investor Day held on October 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASCENA RETAIL GROUP, INC.

(Registrant)

Date: October 28, 2015

By:	/s/ Ernest LaPorte
Ernest LaPorte Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)